                                                                 EXHIBIT 10.4(b)



                         CONSENT AND FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 15, 2001, is by and among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement (as defined below) signatory hereto, in their capacities as lenders (collectively, the "Lenders," and each individually, a "Lender"), and Bankers Trust Company, as administrative agent (the "Administrative Agent") for the Lenders.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 23, 2001 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have provided to the Borrower credit facilities and other financial accommodations; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and the Lenders and the Administrative Agent are agreeable to the same, subject to the terms and conditions hereof;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

         2. Consent and Acknowledgements. (a) The Administrative Agent and the Required Lenders hereby consent to the repayment in full of the aggregate outstanding principal amount of the Subordinated Loans (which shall not, for purposes of this Section 2(a), exceed $40,000,000 plus payments of up to $11,000,000 in accrued interest, premium and related fees and expenses in respect thereto), such repayment aggregating to approximately $51,000,000 (the "Sub Debt Repayment") pursuant to assignment agreements in the form of Exhibit A attached hereto (the "Sub Debt Prepayment Documents") or otherwise reasonably satisfactory in form and substance to the Administrative Agent.

                  (b) The Administrative Agent and the Required Lenders acknowledge that the Additional Term A Loans made hereunder are not being made pursuant to Section 2.8 of the Credit Agreement. The Administrative Agent and the Required Lenders also acknowledge that each lender signatory hereto that is not heretofore a "Lender" under the Credit Agreement shall become a "Lender" under the Credit Agreement by execution hereof.

         3. Amendments to Credit Agreement. The Credit Agreement is, as of the First Amendment Effective Date (as defined below), hereby amended as follows:

         (a) Section 1.1 of the Credit Agreement is amended by inserting the following definitions in alphabetical order therein:

          "Additional Term A Loan" is defined in Section 2.1.3.

          "Additional Term A Loan Commitment" means, relative to any Lender, such Lender's obligation (if any) to make Additional Term A Loans pursuant to Section 2.1.3. A Lender's Additional Term A Loan Commitment is a portion of, not in addition to, its Term A Loan Commitment.

          "Additional Term A Loan Commitment Amount" means, on any date, $35,000,000.

          "Additional Term A Loan Commitment Termination Date" means the earliest of

               (a) the First Amendment Effective Date (immediately after the extension of the Additional Term A Loans hereunder on such date); and

               (b) the date on which any Commitment Termination Event occurs.

          Upon the occurrence of any event described in clause (b) the Additional Term A Loan Commitments shall terminate automatically and without any further action.

          "Additional Term A Percentage" means, relative to any Lender, the applicable percentage relating to Additional Term A Loans set forth opposite its name under the column "Additional Term A Percentage" in
     Schedule I to the First Amendment.

          "First Amendment" means the Consent and First Amendment to Amended and Restated Credit Agreement dated as of June 15, 2001 by and among the Borrower, the Required Lenders and the Administrative Agent.

          "First Amendment Effective Date" has the meaning set forth in the First Amendment.

         (b) Section 1.1 of the Credit Agreement is amended by amending and restating the definition of "Lenders" to read as follows:

          "Lenders" is defined in the preamble and includes each Person that becomes a Lender pursuant to the First Amendment, Section 2.8 or Section 10.11.1.

         (c) Section 1.1 of the Credit Agreement is amended by amending and restating the definition of "Term A Loan Commitment Amount" contained therein to read as follows:

         "Term A Loan Commitment Amount" means, on any date, $95,000,000.

         (d) Section 1.1 of the Credit Agreement is amended by deleting the words "Schedule 1.1 to the AAR Agreement" from the definition of "Term A Percentage" and inserting in lieu thereof the words "Schedule I to the First Amendment".

         (e) Section 2.1.3 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  2.1.3 Term A Loan Commitment. The Borrower and the Lenders acknowledge the making of the Existing Term A Loan and the Existing Term B Loan and each Lender that has a Term A Loan Commitment, severally and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, that such Existing Term A Loan shall continue to be outstanding as loans pursuant to the terms and conditions of this Agreement (each such loan, an "Original Term A Loan") and that an aggregate principal amount of Existing Term B Loan shall be converted to Term A Loans and shall continue to be outstanding as Term A Loans (each such loan, a "Converted Term A Loan") pursuant to the terms and conditions of this Agreement, such that, on the Effective Date, the aggregate principal amount of Original Term A Loans and Converted Term A Loans (the "Effective Date Term A Amount") shall equal $60,000,000 and each Lender that has a Term A Loan Commitment shall be deemed to have outstanding Term A Loans in an aggregate principal amount equal to its Term A Percentage as of the Effective Date of such Effective Date Term A Amount. Subject to the conditions set forth in Section 5.2, in a single draw on any Business Day occurring on or prior to the Additional Term A Loan Commitment Date, each Lender that has an Additional Term A Loan Commitment agrees that it will make loans (relative to such Lender, its "Additional Term A Loans", and together with the Converted Term A Loans and the Original Term A Loans, the "Term A Loans") to the Borrower equal to such Lender's Additional Term A Percentage of the aggregate amount of the Borrowings of Additional Term A Loans requested by the Borrower to be made on such day. No amounts paid or prepaid with respect to Term A Loans may be reborrowed

         (f) Section 3.1.1(c) of the Credit Agreement is amended by amending and restating the table contained therein to read as follows:


                                                                        Amount of Required
                       Period                                          Principal Repayment
                       ------                                          -------------------
         7/1/01 through (and including) 6/30/02                            $3,562,500
         7/1/02 through (and including) 6/30/03                            $4,750,000
         7/1/03 through (and including) 6/30/04                            $7,125,000
         7/1/04 through (and including) 6/30/05                            $8,312,500
         Stated Maturity Date for Term A Loans                             $8,312,500 or, if different,
                                                                the then outstanding principal amount of
                                                                all Term A Loans

         (g) Section 7.2.8 of the Credit Agreement is amended by amending and restating clause (a)(i)(z) thereof to read as follows:

                  (z) so long as at the time of such prepayment (or the giving of irrevocable notice thereof) there shall exist no Default, prepayments of Subordinated Loans in an aggregate principal amount not to exceed $40,000,000, plus up to $11,000,000 of accrued interest, premium and related fees and expenses) on or before July 2, 2001,

         4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

                  (a) The Borrower has the right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

                  (b) This Amendment constitutes the Borrower's legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

                  (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the First Amendment Effective Date as though made on and as of the First Amendment Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

                  (d) The Borrower's execution, delivery and performance of this Amendment do not and will not violate its Articles or Certificate of Incorporation or By-laws, any material law, rule, regulation, order, writ, judgment, decree or award applicable to it or any material contractual provision to which it is a party or to which it or any of its property is subject.

                  (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by the Borrower or any other Obligor of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

                  (f) No Default or Event of Default exists under the Credit Agreement as of the date hereof or would exist as of the First Amendment Effective Date after giving effect to the amendments and transactions contemplated by this Amendment.

         5. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the "First Amendment Effective Date") each of the following conditions precedent is satisfied:

                  (a) Execution and Delivery of Amendment. The Borrower, the Administrative Agent, each Lender having an Additional Term A Loan Commitment, Lenders holding a majority of the aggregate amount of Term A Loans outstanding and the Required Lenders shall have executed and delivered this Amendment.

                  (b) Additional Term A Notes. The Administrative Agent shall have received, for the account of each Lender having an Additional Term A Loan Commitment such Lender's Term A Note duly executed by an Authorized Officer of the Borrower;

                  (c) Secretary's Certificate. The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date, duly executed and delivered by the Secretary or Assistant Secretary of the Borrower as to resolutions of the Board of Directors of the Borrower then in full force and effect authorizing the incurrence of the Additional Term A Loans and the execution, delivery and performance of the First Amendment and the Term A Notes;

                  (d) Opinion of Counsel. The Administrative Agent shall have received an opinion from White & Case LLP, counsel to the Borrower, addressed to the Administrative Agent and all Lenders, in form and substance reasonably satisfactory to the Administrative Agent;

                  (e) Payment of Outstanding Indebtedness. The structure and all terms of the Sub Debt Repayment and all Sub Debt Repayment Documents shall comply with the provisions of the consent set forth in Section 2(a) hereof. The Borrower shall have consummated the Sub Debt Repayment pursuant to the terms of the Sub Debt Repayment Documents (without giving effect to any amendment, modification or waiver with respect thereto unless consented to by the Administrative Agent).

                  (f) Conversion of Eurodollar Loans. The Borrower shall have caused all Term A Loans that are Eurodollar Loans outstanding immediately prior to the First Amendment Effective Date, if any, to be Base Rate Loans and shall have paid to the Administrative Agent all breakage costs pursuant to Section 4.4 of the Credit Agreement, if any.

                  (g) Payment of Fees. The Administrative Agent shall have received all fees referenced in that certain fee letter dated as of the date hereof by and between the Administrative Agent and the Borrower to the extent due.

                  (h) No Defaults. No Default or Event of Default under the Credit Agreement (as amended hereby) shall have occurred and be continuing.

                  (i) Representations and Warranties. After giving effect to this Amendment, the representations and warranties of the Borrower and the other Obligors contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the First Amendment Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

                  (j) Officer's Certificate. The Borrower shall have duly executed and delivered to the Administrative Agent a certificate of an Authorized Officer of the Borrower dated as of the First Amendment Effective Date in the form of Exhibit B attached hereto.

                  (k) Reaffirmation of Guaranty. The Administrative Agent shall have received a Reaffirmation of Guaranty dated as of the First Amendment Effective Date in the form of Exhibit C attached hereto duly executed by each Subsidiary Guarantor.

         6.  Miscellaneous.  The parties hereto hereby further agree as follows:

                  (a) Costs, Expenses and Taxes. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Administrative Agent.

                  (b) Counterparts. This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.

                  (c) Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

                  (d) Integration. This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

                  (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

                  (f) Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

                  (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other

Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the First Amendment Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower acknowledges and agrees that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Section 9.1 of the Credit Agreement. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with
Section 10.1 of the Credit Agreement.



                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                        GLOBAL POWER EQUIPMENT GROUP  INC.


                                        By:    /s/ Michael H. Hackner
                                               ---------------------------------
                                        Name:  Michael H. Hackner
                                               ---------------------------------
                                        Title: Vice President of Finance and CFO
                                               ---------------------------------



                       Global Power Equipment Group Inc.
      Consent and First Amendment to Amended and Restated Credit Agreement

                                        BANKERS TRUST COMPANY,
                                        individually and as Administrative Agent


                                        By:    /s/ Robert R. Telesca
                                               ---------------------------------
                                        Name:  Robert R. Telesca
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------


                       Global Power Equipment Group Inc.
      Consent and First Amendment to Amended and Restated Credit Agreement

                                                 CREDIT SUISSE FIRST BOSTON


                                                 By:    /s/ James M. Moran
                                                        ------------------------
                                                 Name:  James M. Moran
                                                        ------------------------
                                                 Title: Director
                                                        ------------------------

                                                 By:    /s/ Lalita Advani
                                                        ------------------------
                                                 Name:  Lalita Advani
                                                        ------------------------
                                                 Title: Assistant Vice President
                                                        ------------------------




                       Global Power Equipment Group Inc.
      Consent and First Amendment to Amended and Restated Credit Agreement

                                                    US BANK NATIONAL ASSOCIATION


                                                   By:    /s/ Sam S. Pepper, Jr.
                                                          ---------------------
                                                   Name:  Sam S. Pepper, Jr.
                                                          ---------------------
                                                   Title: Vice President
                                                          ---------------------




                       Global Power Equipment Group Inc.
      Consent and First Amendment to Amended and Restated Credit Agreement

                                        BARCLAYS BANK PLC


                                        By:    /s/ Douglas Bernegger
                                               --------------------------------
                                        Name:  Douglas Bernegger
                                               --------------------------------
                                        Title: Director
                                               --------------------------------





                       Global Power Equipment Group Inc.
      Consent and First Amendment to Amended and Restated Credit Agreement

                                             CITICORP USA, INC.


                                             By:    /s/ Nicolas T. Erni
                                                    ----------------------------
                                             Name:  Nicolas T. Erni
                                                    ----------------------------
                                             Title: Vice President
                                                    ----------------------------




                       Global Power Equipment Group Inc.
      Consent and First Amendment to Amended and Restated Credit Agreement

                                                  ALLIED IRISH BANKS PLC


                                                  By:    /s/ John F. Farrace
                                                         -----------------------
                                                  Name:  John F. Farrace
                                                         -----------------------
                                                  Title: Senior Vice President
                                                         -----------------------




                       Global Power Equipment Group Inc.
      Consent and First Amendment to Amended and Restated Credit Agreement

                                   SCHEDULE I


                             TERM A LOAN COMMITMENTS

----------------------------------------------------------------------------------------------------------------------------------
                                   Term A Loan
                                   Commitment           Additional        Additional
                                    as of the          Term A Loan           Term A            Term A Loan             Term A
Lender                            Effective Date        Commitment         Percentage          Commitment             Percentage
----------------------------------------------------------------------------------------------------------------------------------
BANKERS TRUST COMPANY             $  6,666,666.66   $  20,000,000.00       57.1428572%      $  26,666,666.66         28.0701756%
----------------------------------------------------------------------------------------------------------------------------------
CITICORP USA, INC.                $  6,666,666.67   $   2,500,000.00        7.1428571%      $   9,166,666.67          9.6491228%
----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON        $  6,666,666.67   $   2,500,000.00        7.1428571%      $   9,166,666.67          9.6491228%
----------------------------------------------------------------------------------------------------------------------------------
NATIONAL CITY BANK, CLEVELAND     $  8,888,888.89                                           $   8,888,888.89          9.3567251%
----------------------------------------------------------------------------------------------------------------------------------
FLEET BANK                        $  8,888,888.89                                           $   8,888,888.89          9.3567251%
----------------------------------------------------------------------------------------------------------------------------------
BARCLAYS BANK PLC                 $  8,888,888.89                                           $   8,888,888.89          9.3567251%
----------------------------------------------------------------------------------------------------------------------------------
US BANK NATIONAL ASSOCIATION      $  8,888,888.89   $   5,000,000.00       14.2857143%      $  13,888,888.89         14.6198830%
----------------------------------------------------------------------------------------------------------------------------------
ALLIED IRISH BANKS PLC            $  4,444,444.44   $   5,000,000.00       14.2857143%      $   9,444,444,44          9.9415205%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTALS                            $ 60,000,000.00   $  35,000,000.00      100.0000000%      $  95,000,000.00        100.0000000%
----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                       FORM OF SUB DEBT REPAYMENT DOCUMENT

                        GLOBAL POWER EQUIPMENT GROUP INC.


                  We refer to Section 10.5 of the Senior Subordinated Loan Agreement, dated as of August 1, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Loan Agreement"), among Global Power Equipment Group Inc., a Delaware corporation (as successor to Global Energy Equipment Group, L.L.C.) (the "Borrower"), and the lenders from time to time party thereto (the "Lenders"). Unless otherwise defined herein, terms used herein and in Schedule I hereto have the meanings provided in the Loan Agreement.

                  As of the date specified on the signature page hereto as the assignment date (the "Assignment Date"), the party designated on the signature page hereto as assignor (the "Assignor") irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to the party designated on the signature page hereto as assignee (the "Assignee") and the Assignee irrevocably purchases from the Assignor, that portion (the "Assigned Portion") of the Loans of the Assignor as set forth on the signature page hereto at the purchase price set forth on the signature page hereto.

                  Any accrued and unpaid interest, fees and other payments related to the Assigned Portion assigned hereunder applicable to any period of time prior to but excluding the Assignment Date shall be for the account of the Assignor. Any accrued and unpaid interest, fees and other payments related to the Assigned Portion assigned hereunder applicable to a period from and after the Assignment Date shall be for the account of the Assignee. Each of the Assignor and the Assignee severally agrees that it will hold for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to any agreement between the parties and pay to the other party any such amounts which it may receive promptly upon receipt thereof. Assignee agrees to make all payments to Assignor by wire transfer of immediately available funds to the account of Assignor specified on the signature page hereto.

                  The Assignee hereby acknowledges and confirms that it has received a copy of the Loan Agreement and the exhibits related thereto, together with, to the extent requested by the Assignee in writing, copies of the documents which were required to be delivered under the Loan Agreement as a condition to the making of the Loans thereunder.

                  The Assignor represents and warrants that it is legally authorized to enter into and deliver this agreement and represents that it is the legal and beneficial owner of the Assigned Portion and that such Assigned Portion is free and clear of any adverse claim. Except as set forth in the previous sentence, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made pursuant to or in connection with this agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement, the Loan Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto or thereto, including the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by any Lender of any of its obligations under the Loan Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto or thereto. The Assignee represents and warrants that it is legally authorized to enter into and deliver this agreement and confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 4.4 or 6.1 of the Loan Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement. In addition, the Assignee independently and without reliance upon the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, shall continue to make its own credit decisions in taking or not taking action under the Credit Documents and the other instruments and documents delivered in connection therewith.

                  Except as otherwise provided in the Loan Agreement, effective as of the Assignment Date

                  (a) the Assignee

                  (i) shall be deemed automatically to have become a party to the Loan Agreement and shall have all the rights and obligations of a Lender under the Credit Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof;

                  (ii) agrees to be bound by the terms and conditions set forth in the Credit Documents as if it were an original signatory thereto; and

                  (b) the Assignor shall be released from its obligations under the Credit Documents to the extent specified in the second paragraph hereof.

                  This agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  THIS AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK).


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                    EXHIBIT B

                             CERTIFICATE OF OFFICER

         I, the undersigned, Chief Executive Officer of Global Power Equipment Group Inc., a Delaware corporation (the "Borrower"), in accordance with Section 4(h) of that certain Consent and First Amendment to Amended and Restated Credit Agreement dated as of June 15, 2001 (the "Amendment") among the Borrower, Bankers Trust Company, as Administrative Agent, and the financial institutions party thereto, do hereby certify on behalf of the Borrower, the following:

         1. The representations and warranties set forth in Section 4 of the Amendment are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

         2.       No Default or Event of Default has occurred and is continuing;
                  and

         3. The conditions of Section 5 of the Amendment have been fully satisfied.

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Amendment.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of the Borrower this Certificate of Officer on this ___ day of ____________, 2001.


                                       GLOBAL POWER EQUIPMENT GROUP INC.


                                       By:
                                            -----------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

                                    EXHIBIT C


                           REAFFIRMATION OF GUARANTEE

         Each of the undersigned acknowledges receipt of a copy of the Consent and First Amendment to Amended and Restated Credit Agreement (the "Amendment"; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Amendment) dated as of June 15, 2001, by and among Global Power Equipment Group Inc., Bankers Trust Company, as administrative agent, and the financial institutions party thereto as Lenders, consents to such amendment and each of the transactions referenced in the Amendment and hereby reaffirms its obligations under the Subsidiary Guaranty, as applicable.

Dated as of __________, 2001.


DELTAK, L.L.C.                          BRADEN CONSTRUCTION SERVICES, INC.


By:                                     By:
   --------------------------------        -------------------------------------
Name:                                   Name:
     ------------------------------          -----------------------------------
Title:                                  Title:
      -----------------------------           ----------------------------------



BRADEN MANUFACTURING, L.L.C.            CFI HOLDINGS, INC.


By:                                     By:
   --------------------------------        -------------------------------------
Name:                                   Name:
     ------------------------------          -----------------------------------
Title:                                  Title:
      -----------------------------           ----------------------------------



DELTAK CONSTRUCTION SERVICES, INC.      CONSOLIDATED FABRICATORS, INC.


By:                                     By:
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Name:                                   Name:
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Title:                                  Title:
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